UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2007

FIRST PULASKI NATIONAL CORPORATION
 (Exact name of registrant as specified in charter)

Tennessee                                  0-10974                                       62-1110294
(State or other jurisdiction of                  (Commission                                               (IRS Employer
       incorporation)                                          File Number)                                            Identification No.)

206 South First Street
Pulaski, Tennessee                                                                         38478
 (Address of principal executive offices)                                                                          (Zip Code)

(931) 363-2585
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry Into Material Definitive Agreement.

        At the Annual Meeting of Shareholders (the "Meeting") of First Pulaski National corporation (the "Company") held on April 26, 2007, the Company's shareholders approved the First Pulaski National Corporation 2007 Equity Incentive Plan (the "2007 Plan"). The 2007 Plan authorizes awards in respect of an aggregate of 100,000 shares. The 2007 Plan will be effective as of April 26, 2007.

        The following is a brief summary of the principal features of the 2007 Plan, which is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

        Shares Available for Awards under the 2007 Plan. Under the 2007 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2007 Plan, the maximum number of shares of common stock with respect to which awards may be granted under the 2007 Plan is 100,000 shares.

        Shares covered by an award granted under the 2007 Plan, or to which such an award relates, that are forfeited, or if any such award is settled for cash or otherwise terminates, expires unexercised or is cancelled without the delivery of shares, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such settlement, forfeiture, termination, expiration or cancellation, shall again become shares with respect to which awards may be granted. Shares of common stock issued under the 2007 Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines ("Substitute Awards"), do not reduce the number of shares available for awards under the Plan.

        In addition, the 2007 Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these limitations, no single participant may receive options or stock appreciation rights ("SARS") in any calendar year that, taken together, relate to more than 15,000 shares, subject to adjustment in certain circumstances.

        With certain limitations, awards made under the Plan may be adjusted by a committee of the Board composed of not less than two non-employee directors (the "Committee") in its sole discretion. The initial Committee will be the full Board of Directors but may thereafter be a committee of the Board to whom such authority is delegated.

        Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company and its affiliates are eligible to be granted awards under the 2007 Plan. As of March 20, 2007, approximately 169 individuals were eligible to participate in the 2007 Plan. The Board of Directors will initially administer the 2007 Plan, including with respect to awards to non-employee directors. At the discretion of the Board of Directors, the administration of the 2007 Plan may be delegated to a committee composed of not less than two non-employee directors, each of whom will be a "Non-Employee Director" for purposes of Section 16 of the Securities Exchange Act and Rule 16b-3 thereunder, an "outside director" within the meaning of Section 162(m) and the regulations promulgated under the Code, and will be an independent director as defined by the listing standards of the New York Stock Exchange. Subject to the terms of the 2007 Plan, the Board of Directors, or upon delegation, the Committee is authorized to (i) designate participants, (ii) determine the type and number of awards to be granted, (iii) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with awards, (iv) determine the timing, terms and conditions of any award, (v) accelerate the time at which all or any part of an award may be settled or exercised, (vi) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Board of Directors, or upon delegation, the Committee; (viii) interpret and administer the 2007 Plan and any instrument or agreement relating to, or award made under, the 2007 Plan; (ix) in certain circumstances, amend or modify the terms of any award at or after grant with the consent of the holder of the award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2007 Plan; and (xi) make any other determination and take any other action that the Board of Directors, or upon delegation, the Committee, deems necessary or desirable for the administration of the 2007 Plan, subject to the exclusive authority of the Board of Directors set forth in the 2007 Plan to amend or terminate the 2007 Plan.

        Stock Options and Stock Appreciation Rights. The Board of Directors, or upon delegation, the Committee, is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Board of Directors, or upon delegation, the Committee, may specify the terms of such grants subject to the terms of the 2007 Plan. The Board of Directors, or upon delegation, the Committee, is also authorized to grant SARS, either with or without a related option. The exercise price per share subject to an option is determined by the Board of Directors, or upon delegation, the Committee, but may not be less than the fair market value of a share of Common Stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Board of Directors, or upon delegation, the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than 10% of the Company's voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

        A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.

        Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Board of Directors, or upon delegation, the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Board of Directors, or upon delegation, the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares. At the Board of Directors', or upon delegation, the Committee's, discretion, the amount payable as a result of the exercise of SARS may be settled in cash, shares or a combination of cash and shares.

        Restricted Shares. The Board of Directors, or upon delegation, the Committee, is authorized to grant restricted shares of Common Stock. Restricted shares are shares of Common Stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Board of Directors, or upon delegation, the Committee, in the award agreement. A participant granted restricted shares of Common Stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

        Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Board of Directors, or upon delegation, the Committee, and payable at such time and in such form as the Board of Directors, or upon delegation, the Committee, shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Board of Directors, or upon delegation, the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant's rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.

        Performance awards are subject to certain specific terms and conditions under the 2007 Plan. Unless the Board of Directors, or upon delegation, the Committee, determines that a performance award to be granted to a "Covered Officer" (which is generally defined to mean to any individual who is, or is reasonably expected to be, a "covered employee" within the meaning of Section 162(m) of the Code) should not qualify as "performance-based compensation" for purposes of Section 162(m), each award granted to a Covered Officer under the 2007 Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings or book value per share; (b) net income; (c) return on equity, assets, capital, capital employed or investment; (d) earnings before interest, taxes, depreciation and/or amortization; (e) operating income or profit; (f) operating efficiencies; (g) the ratio of criticized/classified loans to capital; (h) allowance for loan losses; (i) the ratio of non-performing loans to total loans; (j) the ratio of past due loans greater than 90 days and non-accruals to total loans; (k) the ratio of net charge-offs to average loans; (l) after tax operating income; (m) cash flow(s); (n) total revenue or revenues per employee; (o) stock price or total shareholder return; (p) growth in deposits; (q) dividends; (r) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion and goals relating to acquisitions or divestitures; or (s) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares outstanding, or to assets or net assets. The Board of Directors, or upon delegation, the Committee, may appropriately adjust any evaluation of performance under criteria set forth in the 2007 Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

        To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Board of Directors, or upon delegation, the Committee, will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Board of Directors, or upon delegation, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Board of Directors, or upon delegation, the Committee, shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Board of Directors, or upon delegation, the Committee, may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the 2007 Plan is 15,000 and the maximum annual amount of all performance awards that may be settled in cash is $250,000.

        Other Stock-Based Awards. The Board of Directors, or upon delegation, the Committee, is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Board of Directors, or upon delegation, the Committee, will determine the terms and conditions of such awards, consistent with the terms of the 2007 Plan.

        Non-Employee Director Awards. The Board of Directors may provide that all or a portion of a non-employee director's annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board of Directors will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director's service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the 2007 Plan, including options and SARs, restricted shares and other stock-based awards upon such terms as the Board of Directors may determine; provided, however, that with respect to awards made to members of any committee to whom the authority to administer the 2007 Plan have been delegated, the 2007 Plan will be administered by the Board of Directors.

        Termination of Employment. The Board of Directors, or upon delegation, the Committee, will determine the terms and conditions that apply to any award upon the termination of employment with the Company and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

        Change in Control. The Board of Directors, or upon delegation, the Committee, may specify in the applicable award agreement at or after grant, or otherwise by resolution prior to a Change in Control or a Potential Change in Control (each as defined in the 2007 Plan or a specific award agreement), that all or a portion of the outstanding awards issued under the 2007 Plan shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control or a Potential Change in Control.

        Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the 2007 Plan or any portion of the 2007 Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board of Directors deems it desirable or necessary to comply. The Board of Directors, or upon delegation, the Committee, may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Board of Directors, or upon delegation, the Committee, does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Board of Directors, or upon delegation, the Committee, also may not materially and adversely affect the rights of any award holder without the award holder's consent.

        Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the 2007 Plan, to satisfy withholding and other tax obligations. The Board of Directors, or upon delegation, the Committee, may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Board of Directors, or upon delegation, the Committee, in its discretion.

        Effective Date. No new awards may be granted under the 2007 Plan after the tenth anniversary of the effective date of such plan.

Item 9.01 Financial Statements and Exhibits.

                 (d)   Exhibits

      10.1 First Pulaski National Corporation 2007 Equity Incentive Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                FIRST PULASKI NATIONAL CORPORATION

                                                                                                By: /s/ Mark A. Hayes
                                                                                                      Mark A. Hayes
                                                                                                      Chief Executive Officer

Date: April 30, 2007

EXHIBIT INDEX

Exhibit Number Description

10.1	First Pulaski National Corporation 2007 Equity Incentive Plan.